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                                                                    EXHIBIT 10.3




                                 SWINGLINE NOTE

$__________                                                     __________, ____


         FOR VALUE RECEIVED, the undersigned, O'CHARLEY'S INC., a corporation organized under the laws of Tennessee (the "Borrower"), promises to pay to the order of WACHOVIA BANK, NATIONAL ASSOCIATION (the "Lender"), at the place and times provided in the Credit Agreement referred to below, the principal sum of _______________ DOLLARS ($__________) or, if less, the principal amount of all Swingline Loans made by the Lender from time to time pursuant to that certain Credit Agreement, dated as of January __, 2003 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Lenders who are or may become a party thereto, as Lenders (the "Lenders"), and Wachovia Bank, National Association, as Administrative Agent (the "Administrative Agent"). Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

         The unpaid principal amount of this Swingline Note from time to time outstanding is subject to mandatory repayment from time to time as provided in the Credit Agreement and shall bear interest as provided in Section 5.1 of the Credit Agreement. Swingline Loans refunded as Revolving Credit Loans in accordance with Section 2.2(b) of the Credit Agreement shall be payable by the Borrower as Revolving Credit Loans pursuant to the Revolving Credit Notes, and shall not be payable under this Swingline Note as Swingline Loans. All payments of principal and interest on this Swingline Note shall be payable in lawful currency of the United States of America in immediately available funds to the account designated in the Credit Agreement.

         This Swingline Note is entitled to the benefits of, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a description of the security for this Swingline Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Swingline Note and on which such Obligations may be declared to be immediately due and payable.

         THIS SWINGLINE NOTE SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND ALL ISSUES RELATED TO THE LEGALITY, VALIDITY OR ENFORCEABILITY HEREOF, SHALL BE DETERMINED UNDER THE LAWS OF NEW YORK (INCLUDING
SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

         The Debt evidenced by this Swingline Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.

         The Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Credit Agreement) notice of any kind with respect to this Swingline Note.


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         IN WITNESS WHEREOF, the undersigned has executed this Swingline Note under seal as of the day and year first above written.

                                       O'CHARLEY'S INC.


                                       By:
                                          --------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------








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